                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jack N. Mandel, Joseph C. Mandel, Patrick F. Sullivan, Bradley S. Smith, and Karen A. Vereb, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to execute, on behalf of the undersigned, any and all statements, notices or reports under Sections 198 to 202 of part VI of the Companies Act 1985, as amended by Section 134 of the U.K. Companies Act 1989 (the "Act"), and Section 324 of the Act, and any and all statements or reports under Section 13 of the U.S. Securities Exchange Act of 1934, as amended, (the "Exchange Act") with respect to the undersigned's beneficial ownership of Ordinary Shares of 5p each of Premier Farnell plc (the "Company") ("Ordinary Shares") (represented by American Depositary Receipts ("Ordinary Share ADRs"), each representing two Ordinary Shares) and $1.35 Cumulative Convertible Redeemable Preference Shares of (pound)1 each of the Company ("Preference Shares") represented by the same number of American Depositary Receipts representing such Preference Shares ("Preference Share ADRs") (all of which collectively referred to herein as the "Shares"); including but not limited to, notices to Premier Farnell plc of changes in the undersigned's beneficial ownership in the Shares, and documents and schedules to be filed under Section 13(d) of the Exchange Act, and to execute any and all amendments or supplements to any such statements, notices or forms, and to file the same, with all exhibits thereto, any other documents that may be required from time to time in connection therewith, with Premier Farnell plc, the London Stock Exchange or the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

April 14, 2000                                      /s/ Morton L. Mandel
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Date                                                Morton L. Mandel

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jack N. Mandel, Morton L. Mandel, Patrick F. Sullivan, Bradley S. Smith, and Karen A. Vereb, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to execute, on behalf of the undersigned, any and all statements, notices or reports under Sections 198 to 202 of part VI of the Companies Act 1985, as amended by Section 134 of the U.K. Companies Act 1989 (the "Act"), and any and all statements or reports under Section 13 of the U.S. Securities Exchange Act of 1934, as amended, (the "Exchange Act") with respect to the undersigned's beneficial ownership of Ordinary Shares of 5p each of Premier Farnell plc (the "Company") ("Ordinary Shares") (represented by American Depositary Receipts ("Ordinary Share ADRs"), each representing two Ordinary Shares) and $1.35 Cumulative Convertible Redeemable Preference Shares of (pound)1 each of the Company ("Preference Shares") represented by the same number of American Depositary Receipts representing such Preference Shares ("Preference Share ADRs") (all of which collectively referred to herein as the "Shares"); including but not limited to, notices to Premier Farnell plc of changes in the undersigned's beneficial ownership in the Shares, and documents and schedules to be filed under Section 13(d) of the Exchange Act, and to execute any and all amendments or supplements to any such statements, notices or forms, and to file the same, with all exhibits thereto, any other documents that may be required from time to time in connection therewith, with Premier Farnell plc, the London Stock Exchange or the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

April 14, 2000                                             /s/ Joseph C. Mandel
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Date                                                       Morton L. Mandel